EXHIBIT 10.7

July 17, 2012

Irl F. Engelhardt
Chairman and Chief Executive Officer
Patriot Coal Corporation
12312 Olive Boulevard
St. Louis, Missouri 63141

Re: Agreement for the Provision of Interim Management Services - First Amendment

Dear Mr. Engelhardt:

This letter represents the first amendment (the “First Amendment”) to the agreement between AP Services, LLC, a Michigan limited liability company (“APS”) and Patriot Coal Corporation (the “Company”) dated July 9, 2012 (the “Engagement Letter”). Unless otherwise modified herein, the terms and conditions of the Engagement Letter remain in full force and effect.

STAFFING

APS will replace Ted Stenger as Chief Restructuring Officer of Patriot Coal Corporation with Kenneth A. Hiltz, effective July 17, 2012. Attached is an updated Exhibit A to reflect this change.

If these terms meet with your approval, please sign and return the enclosed copy of the Agreement.

We look forward to working with you.

Sincerely yours,

AP Services, LLC

/s/ Kenneth A. Hiltz

Kenneth A. Hiltz
Authorized Representative

Acknowledged and Agreed to:
PATRIOT COAL CORPORATION
By:    /s/ Joseph W. Bean
Its:    Senior Vice President - Law & Administration
Dated:    7/19/12

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AP Services, LLC

Exhibit A - Revised July 17, 2012

Temporary Staff
Individuals with Officer Positions

Name	Description	Hourly Rate[1]	Commitment Full[2] or Part[3] Time
Kenneth A. Hiltz	Chief Restructuring Officer	$880	Full Time

Additional Temporary Staff

Name	Description	Hourly Rate[1]	Commitment Full[2] or Part[3] Time
Dipes Patel	Associate	$345	Full Time
Christopher Blacker	Director	$620	Full Time
Scott Mell	Director	$665	Full Time
Robb McWilliams	Director	$665	Full Time

The parties agree that Exhibit A can be amended by APS from time to time to add or delete staff, and the Monthly Staffing Reports shall be treated by the parties as such amendments.

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1 Standard hourly rates listed are prior to application of the 10% discount set forth on Schedule 1. The hourly rate structure is further defined on Schedule 1.
2 Full time is defined as substantially full time.
3 Part time is defined as approximately 2-3 days per week, with some weeks more or less depending on the needs and issues facing the Company at that time.

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